UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016 (June 22, 2016)

DURECT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of DURECT Corporation (the “Company”), held on June 22, 2016, the Company’s stockholders approved an amendment of the 2000 Stock Plan to increase the number of shares of the Company’s Common Stock available for issuance by 5,000,000 shares and to re-approve its material terms.

The foregoing description of the amendment of the 2000 Stock Plan is only a summary and is qualified in its entirety by the full text of the 2000 Stock Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The disclosure set forth under Proposal 1 and Proposal 2 in Item 5.07 of this Form 8-K is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 22, 2016, there were 110,536,595 shares represented to vote either in person or by proxy, or 89.5% of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors

Felix Theeuwes, Simon X. Benito and Terrence F. Blaschke were elected as Class I directors for a term of three years. The voting for each director was as follows:

	For	Withheld	Broker Non-Vote
Felix Theeuwes	69,278,443	2,368,708	38,889,444
Simon X. Benito	70,569,366	1,077,785	38,889,444
Terrence F. Blaschke	70,574,797	1,072,354	38,889,444

Proposal 2: An amendment of the 2000 Stock Plan to increase the number of shares of the Company’s Common Stock available for issuance by 5,000,000 shares and to re-approve its material terms

The amendment of the 2000 Stock Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
66,515,047	5,000,801	131,303	38,889,444

Proposal 3: Say on Pay – An advisory vote on the approval of executive compensation

The Company’s executive compensation was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Vote
70,414,826	1,066,110	166,215	38,889,444

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
109,151,578	775,191	609,826	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*	DURECT Corporation 2000 Stock Plan, as amended.

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 23, 2016	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer

Exhibit Index

Exhibit No.

10.1*	DURECT Corporation 2000 Stock Plan, as amended.

*	Management contract or compensatory plan or arrangement.